Exhibit 32

                        CERTIFICATION OF PERIODIC REPORT


I, Jun Ma, President and Chief Executive Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Annual Report on Form 10-K of the Company for the fiscal year ended May 31, 2009 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 21, 2009

                                     /s/ Jun Ma
                                     -------------------------------------
                                     Jun Ma
                                     President and Chief Executive Officer





I,  Tarachand  Singh,   Chief  Financial  Officer  of  Vasomedical,   Inc.  (the
"Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Annual Report on Form 10-K of the Company for the fiscal year ended May 31, 2009 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 21, 2009

                                 /s/ Tarachand Singh
                                 -----------------------
                                 Tarachand Singh
                                 Chief Financial Officer